                                                                    EXHIBIT 10.3






                             SUBORDINATION AGREEMENT

         THIS SUBORDINATION AGREEMENT (this "AGREEMENT"), executed this 3rd day of May, 2002, but effective as of April 11, 2002 is made by VINCI AIRPORT US INC. ("SUBORDINATED CREDITOR") and WORLDWIDE FLIGHT SERVICES, INC. ("DEBTOR") in favor of JPMorgan Chase Bank, together with its successors and assigns ("LENDER").

                                   WITNESSETH:

         WHEREAS, Lender may make a loan or loans (collectively and individually, the "LOAN") to Debtor of up to FIFTEEN MILLION AND NO/100THS DOLLARS ($15,000,000.00) and may make additional extensions of credit or other financial accommodation to or on behalf of Debtor; and

         WHEREAS, the Loan will be evidenced by that certain Revolving Promissory Note for Discretionary Loans dated April 11, 2002 (together with each renewal, extension, modification, rearrangement thereof and replacement and substitution therefor, the "NOTE"); and

         WHEREAS, Debtor is indebted to Subordinated Creditor and/or may from time to time become indebted to Subordinated Creditor for other or further indebtedness, liabilities or obligations. Those certain loans from Subordinated Creditor to Debtor, evidenced by an entry in the financial records of Debtor in the original principal amount of SEVENTY FIVE MILLION AND NO/100 Dollars ($75,000,000.00) ("SUBORDINATED ACCOUNT"), as same may be renewed, consolidated, amended, extended, or otherwise modified plus interest and premiums, if any, thereon and other amounts payable in respect to such Subordinated Account so long as the aggregate amount of such Subordinated Account does not exceed $75,000,000.00 hereinafter is referred to as the "SUBORDINATED DEBT" of Subordinated Creditor; and

         WHEREAS, it is a condition precedent to the making of any Loan to or for the benefit of Debtor by Lender and the making by Lender of any further financial accommodations to or for the benefit of Debtor that Subordinated Creditor and Debtor shall have executed and delivered this Agreement to Lender;

         NOW, THEREFORE, in consideration of the premises and in order to induce Lender to make the Loan, to provide banking services and any other financial accommodation to Debtor, Lender, Subordinated Creditor and Debtor agree as follows:

SECTION 1. Agreement to Subordinate. Subordinated Creditor and Debtor agree that the payment of the principal of, and interest on, and all other amounts owing in respect of the Subordinated Debt is and shall be expressly subordinated to the prior payment in full of (i) all indebtedness, liabilities and obligations of Debtor under the Note, the "Loan Documents" as defined in the Note, and any other document or instrument evidencing, securing, guaranteeing or in any way pertaining to the Loan (the Note, all Loan Documents as defined in the Note, and all other documents evidencing, securing, guaranteeing, or pertaining to the Loan and all other indebtedness, liabilities and obligations of Debtor to Lender described in the following subclause (ii), collectively, the "LOAN DOCUMENTS"); and (ii) any and all other debts, obligations and liabilities of every kind and character, whether joint or several, contingent or otherwise, of Debtor now or hereafter existing in favor of Lender, including without limitation, all liabilities arising under or from any note, open account, overdraft, letter of credit application, endorsement, surety agreement, guaranty, interest rate swap or other derivative product, acceptance, foreign exchange contract, or depository service contract, whether payable to Lender or to a third party and subsequently acquired by Lender howsoever evidenced, whether now or hereafter existing, whether for principal, interest (including without limitation, interest accruing after the commencement of any Proceeding) (as defined in
Section 3), or whether fees, expenses or otherwise (all such indebtedness, liabilities and obligations described in subclauses (i) and (ii) above being the "SENIOR INDEBTEDNESS").

SECTION 2. (a) No Payment on Subordinated Debt. No payment shall be made by Debtor, directly or indirectly, in respect of the principal of, or interest or premium on, or otherwise owing in respect of, the Subordinated Debt, and Subordinated Creditor shall not ask, demand, sue for, take any action to enforce, take or receive, directly or indirectly, in cash or other property, by sale, set-off or in any other manner whatsoever any amounts owing in respect of the Subordinated Debt, unless and until all Senior Indebtedness has been paid in full and no agreement is in existence whereby Lender may make advances to Debtor or create Senior Indebtedness and until this Agreement is terminated by Lender by notice to Debtor ("LENDER TERMINATION NOTICE"); and in the event that, notwithstanding the provisions of this Section 2(a), Debtor shall make any payment on account of the principal of, or interest on, or amounts otherwise owing in respect of, the Subordinated Debt while any Senior Indebtedness has not been paid in full or while an agreement is in existence whereby Lender may make advances to Debtor or create any Senior Indebtedness or prior to receipt of a Lender Termination Notice, such payment shall be segregated from other funds and property of Subordinated Creditor and held by Subordinated Creditor, in trust for the benefit of, and shall be immediately paid over and delivered to, Lender or the holder of Senior Indebtedness (with any necessary endorsement) for application pro rata to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness or held as collateral in the case of non-cash property for the payment of the Senior Indebtedness and Subordinated Creditor acknowledges that Subordinated Creditor holds such funds and property for the benefit of Lender and acknowledges Lender's interest in and Lien (as defined in Section 4 hereof) on the funds and property and assigns and grants to Lender a Lien on such funds and property to secure the Senior Indebtedness and the payment and performance of the obligations of Subordinated Creditor to Lender under this Agreement. (b) Interest and Principal Payments on Subordinated Debt Prior to Default. Notwithstanding anything to the contrary contained in Section 2(a), so long as there shall exist no Event of Default, as defined in any of the Loan Documents, or any other default, event of default, or event which with the passage of time, the giving of notice or both may result in an Event of Default, default or event of default under the Senior Indebtedness (a "DEFAULT"), Debtor may make, and Subordinated Creditor may receive and retain for its own account, regularly scheduled accrued interest and principal payments as and when such interest payments and principal payments are due on the Subordinated Account, and each of Debtor and Subordinated Creditor shall maintain records with respect to any interest payments and principal payments. Upon the occurrence and during the continuance of any Default, Debtor shall have no right to make, and Subordinated Creditor shall cease to have the right to receive and retain, any interest payments or principal payments and any payments received by Subordinated Creditor shall be held in trust for the benefit of Lender in accordance with this Agreement.

SECTION 3. In Furtherance of Subordination. (a) Upon any distribution of all or any of the assets of Debtor (whether in connection with the dissolution, winding up, liquidation, rearrangement, reorganization, adjustment, protection, relief or composition of Debtor or its debts or whether in any bankruptcy, insolvency, rearrangement, reorganization, receivership, relief or similar proceedings or whether upon an assignment for the benefit of creditors or otherwise) (any "PROCEEDING") these provisions shall apply: (i) Lender or the holder of all Senior Indebtedness shall first be entitled to receive payment in full of the principal thereof, premium, if any, and interest (including post-petition interest) due on the Senior Indebtedness before Subordinated Creditor or the holder of the Subordinated Debt is entitled to receive any payment on account of the principal of or interest on or any other amount owing in respect of the Subordinated Debt; (ii) any payment,


                                Page 1 of 5 pages
dividend or distribution of assets of Debtor of any kind or character, whether in cash, property or securities to which Subordinated Creditor or the holder of the Subordinated Debt would be entitled except for the provisions of this Agreement, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to Lender or the holder of Senior Indebtedness, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid; (iii) in any Proceeding, Lender or the holder of the Senior Indebtedness is irrevocably authorized and empowered (in the name of Subordinated Creditor or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in clauses (i) and (ii) of subsection (a) above and give acquitance therefor and to file claims and proofs of claim and take other action (including, without limitation, voting the Subordinated Debt or enforcing any Subordinate Lien) (as hereinafter defined) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of Lender or the holder of Senior Indebtedness under this Agreement; (iv) in any Proceeding, Subordinated Creditor shall promptly take any action as Lender may expressly request: (A) to collect the Subordinated Debt for the account of Lender or the holder of Senior Indebtedness and to file appropriate claims or proofs of claim in respect of the Subordinated Debt; (B) to execute or authenticate and deliver to Lender powers of attorney, assignments, instruments, or other documentation as it may request in order to enable it to enforce any and all claims with respect to the Subordinated Debt, and any Subordinate Liens; and (C) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Subordinated Debt; and (v) in any Proceeding, Subordinated Creditor shall not have any right to setoff against the Subordinated Debt any indebtedness owed by Subordinated Creditor to Debtor (including, without limitation, any right of setoff under Section 553 of the Bankruptcy Code), and Subordinated Creditor hereby irrevocably agrees, to the fullest extent permitted by law, that it waives and will not exercise any right of setoff. If the foregoing waivers are adjudicated unenforceable by a court of competent jurisdiction, then Subordinated Creditor agrees that, in the event that it exercises any right of setoff in any Proceeding or at any other time, Subordinated Creditor will pay directly to Lender or the holder of the Senior Indebtedness remaining unpaid or unprovided for, an amount equal to the amount of Subordinated Debt which was so set off, for application to the Senior Indebtedness until all such Senior Indebtedness shall have been paid in full.
(b) In the event that, notwithstanding the foregoing provisions of this Section 3, any payment or distribution of assets of Debtor of any kind or character, whether in cash, property or securities, shall be received by Subordinated Creditor on account of principal or interest on Subordinated Debt before all Senior Indebtedness is paid in full, or effective provision shall have been made for its payment, such payment or distribution shall be received and held in trust for and shall be paid over to Lender or the holder of the Senior Indebtedness remaining unpaid or unprovided for, for application to the payment of the Senior Indebtedness until all Senior Indebtedness shall have been paid in full.

SECTION 4. Subordination of all Liens. "LIEN" means any mortgage, pledge, charge, encumbrance, security interest, assignment or other lien or restriction of any kind, whether based on common law, constitutional provision, statute or contract. Subordinated Creditor agrees that it will not hold, and Debtor agrees not to grant, any Lien in any real or personal property as security for the Subordinated Debt unless Lender has given its prior written consent. In the event Subordinated Creditor shall acquire any Lien for the Subordinated Debt, regardless of whether the Lien is permitted or prohibited by this Agreement or the Loan Documents, Subordinated Creditor will hold the Lien for the benefit of Lender and shall enforce the Lien in accordance with the written instructions of Lender. Any cash or other property received on account of any Lien securing the Subordinated Debt shall be delivered to Lender and, in the case of cash, applied to, or, in the case of other property, held as collateral for, the Senior Indebtedness. "SUBORDINATE LIEN" means any Lien securing any Subordinated Debt. Subordinated Creditor agrees that each Subordinate Lien shall be second, junior and subordinate to the Liens securing the Senior Indebtedness and the Liens securing the Senior Indebtedness shall be first and prior to each Subordinate Lien. It is further agreed that the priorities specified in the preceding sentence are applicable irrespective of the time or order of attachment or perfection of Liens, the time or order of filing of Liens, the time or order of filing of financing statements, the time or order of obtaining control or possession, the giving or failure to give notice of the acquisition or expected acquisition of any purchase money Liens, the failure to perfect the Liens securing the Senior Indebtedness or the failure of the holder of the Senior Indebtedness to obtain control or possession of any collateral. Subordinated Creditor hereby agrees and confirms that (i) Subordinated Creditor shall have no independent right of foreclosure not fully subordinated pursuant to this Agreement, (ii) until the Senior Indebtedness is paid in full, Lender has no agreement is in existence whereby Lender may make advances to Debtor or create Senior Indebtedness and this Agreement is terminated by Debtor's receipt of a Lender Termination Notice, Subordinated Creditor's only rights and remedies are to receive net proceeds on foreclosure of collateral as provided in this Agreement and (iii) at the request of the holders of the Senior Indebtedness, Subordinated Creditor shall execute and deliver to the holders of the Senior Indebtedness, such termination statements and releases as such holders shall request to release the Subordinate Liens. Subordinated Creditor further agrees that so long as any of the Senior Indebtedness shall remain unpaid, Lender shall have any agreement in existence whereby Lender may make advances to Debtor or create any Senior Indebtedness and this Agreement is terminated by Debtor's receipt of a Lender Termination Notice, Subordinated Creditor will not take any action, judicial or otherwise, to repossess, dispose of, foreclose, realize upon, release or otherwise exercise any rights it may have with respect to any collateral securing the Subordinated Debt or otherwise enforce any Subordinate Lien, or any other rights or remedies in respect thereof. Subordinated Creditor further confirms and agrees that (a) Subordinated Creditor shall have no right to compel action by Lender or the holders of Senior Indebtedness, (b) Lender or the holders of the Senior Indebtedness shall have full authority to deal with their collateral without the consent of Subordinated Creditor, (c) the holders of the Senior Indebtedness may take additional collateral and/or add additional guarantors (and thereinafter release or impair same), (d) the documents and instruments evidencing the Subordinated Debt contain no provision for cross-default to the Loan Documents and (e) Subordinated Creditor will not act in a manner so as to adversely affect collateral or make it materially burdensome for the holders of the Senior Indebtedness to exercise their rights under the Loan Documents.

SECTION 5. No Commencement of Any Proceeding. Subordinated Creditor agrees that, so long as any of the Senior Indebtedness shall remain unpaid or any agreement is in existence whereby Lender may make advances to Debtor and until Debtor receives a Lender Termination Notice, it will not commence, or join with any creditor other than Lender or the holder of Senior Indebtedness in commencing, any Proceeding.

SECTION 6. Rights of Subrogation. Subordinated Creditor agrees that no payment or distribution to Lender or the holder of Senior Indebtedness pursuant to the provisions of this Agreement shall entitle Subordinated Creditor to exercise any rights of subrogation in respect thereof until the Senior Indebtedness shall have been paid in full, all commitments have expired and Debtor has received a Lender Termination Notice.

SECTION 7. Subordination Legend; Further Assurances. Subordinated Creditor and Debtor will cause each instrument evidencing Subordinated Debt, to be endorsed with the following legend and delivered to Lender:

         "The indebtedness evidenced by this instrument is subordinated to the prior payment in full of the Senior Indebtedness (as defined in the Subordination Agreement hereinafter referred to) pursuant to, and to the extent provided in, the Subordination Agreement effective as of April 11, 2002, by the maker hereof and payee named herein in favor of JPMorgan Chase Bank or the holder of Senior Indebtedness referred to in such Subordination Agreement."

Subordinated Creditor and Debtor each will further mark its books of account in such a manner as shall be effective to give proper notice of the effect of this Agreement and will, in the case of any Subordinated Debt which is not evidenced by an instrument, upon Lender's reasonable request, cause such Subordinated Debt to be evidenced by an appropriate instrument or instruments endorsed with the above legend and


                                Page 2 of 5 pages
delivered to Lender. Subordinated Creditor and Debtor each will, at its expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further actions, that may be necessary or desirable, or that Lender may reasonably request, in order to protect any right or interest granted or purported to be granted to Lender, or to enable Lender to exercise and enforce its rights and remedies, under this Agreement.

SECTION 8. No Change in or Disposition of Subordinated Debt. Subordinated Creditor shall not: (a) cancel or otherwise discharge any of the Subordinated Debt or subordinate any of the Subordinated Debt to any indebtedness of Debtor other than the Senior Indebtedness; (b) grant any Lien on or, sell, transfer or otherwise dispose of any of the Subordinated Debt (and any attempted action in violation of this paragraph (b) shall be in violation of the rights of Lender and shall be void and should it later be determined that any such action is not voided, then this Agreement shall continue with respect to such Subordinated
Debt); or (c) permit the terms of any of the Subordinated Debt to be changed in a manner as to have an adverse effect upon the rights or interests of Lender.

SECTION 9. Agreement by Debtor. Debtor agrees that it will not make any payment on any of the Subordinated Debt except as permitted by Section 2(b), nor take any other action, in contravention of the provisions of this Agreement. Debtor further agrees to deliver to Subordinated Creditor a copy of any Lender Termination Notice received from Lender.

SECTION 10. Senior Indebtedness Hereunder Not Affected. All rights and interests of Lender or the holder of Senior Indebtedness under this Agreement, and all agreements and obligations of Subordinated Creditor and Debtor under this Agreement, shall remain in full force and effect irrespective of: (i) any lack of validity or enforceability of all or any portion of this Agreement; (ii) any change in the amount of interest accruing on, time, manner or place of payment of, or in any other terms of, all or any of the Senior Indebtedness, or any other amendment or waiver of, any consent to departure from any of the Loan Documents, including, without limitation, changes in the terms of disbursement of any loan proceeds or repayment thereof, modifications, increases, extensions or renewals and rearrangements, acceleration, settlement, compromise, or the advancement of additional funds by Lender in its discretion or any other terms or conditions of the Senior Indebtedness; (iii) any exchange of collateral, release or non-perfection of any Lien, subordination of any Lien, or any release or amendment or waiver of or consent to departure from any guaranty, surety agreement, or any other Loan Documents, for all or any of the Senior Indebtedness; or (iv) any other circumstance in respect of this Agreement or any other Loan Documents which might otherwise constitute a defense available to, or a discharge of, Debtor, any other obligor, or any guarantor of, or in respect of any Senior Indebtedness or Subordinated Creditor.

SECTION 11. Reinstatement. This Agreement shall continue to be effective or be reinstated, (including after receipt of a Lender Termination Notice) as the case may be, if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by Lender upon the insolvency, bankruptcy, reorganization of, or any Proceeding involving, Debtor or otherwise, all as though such payment had not been made.

SECTION 12. Waivers. Each of Debtor and Subordinated Creditor jointly and severally waives promptness, diligence, notice of acceptance, notice of intention to accelerate, notice of acceleration and any other notice with respect to any of the Senior Indebtedness and this Agreement (other than a Lender Termination Notice hereunder) and any requirement that Lender protect, secure, perfect or insure any Lien on any property subject thereto or exhaust any right or take any action against Debtor or any other person or entity or any collateral. Subordinated Creditor waives any right or benefit of any notice of any action, event or circumstance relating to the Senior Indebtedness, including but not limited to the incurrence, modification, default, exercise of remedies, compromise, or release of or subordination of, with respect to Senior Indebtedness. Nothing in this Agreement is intended to vary the duties of Lender or the rights of any obligor in violation of Section 9.602 of Uniform Commercial Code as in effect from time to time in the state whose law governs this Agreement ("UCC"). Lender or the holder of the Senior Indebtedness is hereby authorized to demand specific performance of this Agreement, whether or not Debtor shall have complied with any of the provisions hereof applicable to it, at any time when Subordinated Creditor shall have failed to comply with any of the provisions of this Agreement applicable to it. To the extent not prohibited by applicable law, Subordinated Creditor irrevocably waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to the remedy of specific performance.

SECTION 13. Representations and Warranties. (a) Debtor hereby represents and warrants to Lender as follows: (i) Each document evidencing, securing, guaranteeing or otherwise related to the Subordinated Debt now outstanding (true and complete copies of which have been furnished to Lender) has been duly authorized by Debtor, has not been amended or otherwise modified and constitutes the legal, valid and binding obligation of Debtor enforceable against Debtor in accordance with its terms; (ii) There exists no default or event, which with the passage of time, the giving of notice or both, may result in a default in respect of any Subordinated Debt; (iii) Debtor is and will remain duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, organization or formation; and (iv) The execution, delivery and performance by Debtor of this Agreement have been duly authorized by all necessary action and do not and will not contravene the articles, charter, bylaws, partnership agreement or other organic documents evidencing or governing Debtor. (b) Subordinated Creditor hereby represents and warrants to Lender as follows: (i) Subordinated Creditor owns and holds the Subordinated Debt now outstanding free and clear of any Lien; (ii) Subordinated Creditor is now solvent and the execution, delivery and performance of this Agreement will benefit Subordinated Creditor directly or indirectly and Subordinated Creditor has and will receive fair and reasonably equivalent value therefor; (iii) The execution, delivery and performance by Subordinated Creditor of this Agreement do not and will not contravene any law or governmental regulation or any contractual restriction binding on or affecting Subordinated Creditor or any of its properties, and do not and will not result in or require the creation of any Lien upon or with respect to any of its properties and do not violate the rights of any other; (iv) This Agreement is a legal, valid and binding obligation of Subordinated Creditor, enforceable against Subordinated Creditor in accordance with its terms except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and by general equitable principles; (v) There exists no default or event, which with the passage of time, the giving of notice or both may be a default in respect of any Subordinated Debt; (vi) The address set forth in this Agreement is: (A) Subordinated Creditor's principal residence, if Subordinated Creditor is an individual; (B) Subordinated Creditor's chief executive office, if Subordinated Creditor is not an individual and has more than one place of business; or (C) Subordinated Creditor's place of business if Subordinated Creditor is not an individual and has only one place of business;
(vii) If Subordinated Creditor is a registered organization, it is organized under the laws of the state or foreign jurisdiction set forth above; and (viii) If Subordinated Creditor is an individual, Subordinated Creditor's correct name is set forth above in this Agreement. If Subordinated Creditor is a registered organization, Subordinated Creditor's name as set forth above in this Agreement is its correct name as indicated on the public record of Subordinated Creditor's jurisdiction of organization which shows Subordinated Creditor to have been organized. If Subordinated Creditor is neither a registered organization nor an individual, the name of Subordinated Creditor set forth in this Agreement satisfies the requirements of the UCC for providing the name of Subordinated Creditor in any financing statement, including by example only, if a Subordinated Creditor is a trust, the name of Subordinated Creditor is the name specified for the trust in Subordinated Creditor's organic document and if Subordinated Creditor is an organization other than a registered organization, a trust or a decedent's estate and Subordinated Creditor has a name, the name of Subordinated Creditor is the organizational name of Subordinated Creditor.

                                Page 3 of 5 pages

SECTION 14. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by Subordinated Creditor or Debtor herefrom shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 15. Expenses. Subordinated Creditor and Debtor jointly and severally agree to pay, upon demand, to Lender the amount of any and all reasonable expenses, including the reasonable fees and expenses of legal counsel (who may be an employee of Lender or any of its affiliates), which Lender or any other holders of Senior Indebtedness may incur (or be charged by internal allocation) in connection with the exercise or enforcement of any of the rights or interests of the holders of Senior Indebtedness hereunder.

SECTION 16. Addresses for Notices. All communications from any party to any other shall be in a writing or by other authenticated record acceptable to the receiving party (including telegraphic and telecopy communication). Communications to any party shall be delivered by certified or registered mail, return receipt requested, or sent by private overnight courier or telecopied, addressed to the address of such party specified next to its signature in this Agreement or to such other location or other method acceptable to the receiving party by notice to the other parties. Any party may designate a different address for receipt of communications by written notice to the other parties. All communications shall be effective when received and if receipt is refused, either three (3) business days after deposit in the mail or the date of attempted delivery as confirmed by private courier service, telecopy operator or other communication provider.

SECTION 17. No Waiver, Remedies. No failure on the part of Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. All remedies are cumulative and not exclusive of any remedies provided by law. In any litigation (whether or not arising out of or relating to any Senior Indebtedness or Subordinated Debt or any of the matters contained in this Agreement) in which Lender and Subordinated Creditor and/or Debtor shall be adverse parties, to the maximum extent not prohibited by applicable law, each of Subordinated Creditor and Debtor waive the right to interpose any defense based upon any statute of limitations or any claim of laches and any set-off or counterclaim of any nature or description. The failure at any time of either Subordinated Creditor or Debtor to comply with this Agreement is a default or Event of Default under the Loan Documents.

SECTION 18. Continuing Agreement; Transfer of Notes. All warranties, representations and covenants made by Subordinated Creditor or Debtor in this Agreement or in any certificate or other instrument delivered by it or on its behalf shall be considered to have been relied upon by Lender and shall survive execution and delivery of the Loan Documents regardless of any investigation by Lender. This Agreement is a continuing agreement and shall: (i) remain in full force and effect until the Senior Indebtedness shall have been paid in full, no agreement exists for Lender to consider extending credit and until Debtor shall have received a Lender Termination Notice. (ii) Be binding upon Subordinated Creditor his heirs, devisees, executors, administrators, personal representatives, trustees, assigns and successors and any subsequent holder of Subordinated Debt and Debtor and its successors and assigns; and (iii) inure to the benefit of and be enforceable by Lender and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), Lender may assign or otherwise transfer the Note or any other evidence of any Senior Indebtedness held by it to any other person or entity, and such other person or entity shall thereupon become vested with all the rights in respect thereof granted to Lender herein or otherwise. Subordinated Creditor may terminate this Subordination Agreement as to Senior Indebtedness not yet in existence by delivering written notice to Lender, to be effective 30 days after received ("EFFECTIVE TERMINATION DATE") under written receipt by Lender addressed to Eric Judd with a copy to Luella Borsics. This Agreement will remain effective (or be reinstated as the case may be under Section 11) as to Senior Indebtedness existing on the Effective Termination Date and all Senior Indebtedness arising under any written agreement to make loans or extensions of credit or to permit Debtor to incur liabilities entered into between Lender and Debtor prior to the Effective Termination Date whether or not Lender is contractually obligated to make the loans or extensions of credit. Debtor agrees that receipt of any notice by Lender of Subordinated Creditor's intention to terminate or termination of this Agreement shall constitute a Default under the Loan Documents.

SECTION 19. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

SECTION 20. Counterparts. This Agreement may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same agreement.

SECTION 21. Section Headings. Headings are for convenience only and shall be given no substantive meaning or significance in construing this Agreement.

SECTION 22. Miscellaneous. Any gender designation used includes all genders and the singular number includes the plural.

SECTION 23. JURY TRIAL WAIVER. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, DEBTOR, SUBORDINATED CREDITOR AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY DEBTOR, SUBORDINATED CREDITOR OR LENDER MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS AGREEMENT OR THE SENIOR INDEBTEDNESS. EACH OF DEBTOR AND SUBORDINATED CREDITOR REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS RIGHT TO JURY TRIAL WAIVER. EACH DEBTOR AND SUBORDINATED CREDITOR ACKNOWLEDGES THAT LENDER HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS WAIVER.

THIS AGREEMENT EMBODIES THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR AGREEMENTS CONSENTS AND UNDERSTANDINGS RELATING TO SUCH SUBJECT MATTER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                Page 4 of 5 pages

         IN WITNESS WHEREOF, Lender, Debtor and Subordinated Creditor have caused this Agreement to be duly executed and delivered by their officers thereunto duly authorized as of the date first above written.

SUBORDINATED CREDITOR:  VINCI AIRPORT US INC.     LENDER: JPMORGAN CHASE BANK

By: /s/ JEAN-FRANCOISE GOUEDARD                   By: /s/ ERIC JUDD
    -------------------------------                   --------------------------
Name: Jean-Francoise Gouedard                    Name: Eric Judd
      -----------------------------                     ------------------------
Title: President and Chief                       Title:  Senior Vice President
       Operating Officer                                 -----------------------
       ----------------------------              Address:
Address:                                                   ---------------------
        ---------------------------

DEBTOR: WORLDWIDE FLIGHT SERVICES, INC.


By: /s/ JEAN-FRANCOISE GOUEDARD
    -------------------------------
Name: Jean-Francoise Gouedard
      -----------------------------
Title: President and Chief
       Operating Officer
       ----------------------------
Address:
         --------------------------



THE STATE OF                         )
             ------------------      )
COUNTY OF                            )
          ---------------------


         THIS INSTRUMENT was acknowledged before me on the 3rd day of May, 2002, by Jean-Francoise Gouedard, of VINCI AIRPORT US INC., a Delaware corporation on behalf of said entity.


               -----------------------------------------------
               Notary Public in and for State of
                                                 ---------
               Printed Name of Notary: Leng Nguyen
                                       -------------------
               My Commission Expires:  12/20/05
                                       -------------------


THE STATE OF                         )
             ------------------      )
COUNTY OF                            )
          ---------------------



         THIS INSTRUMENT was acknowledged before me on the 3rd day of May, 2002, by Jean-Francoise Gouedard, of WORLDWIDE FLIGHT
SERVICES, INC., a Delaware corporation on behalf of said entity.


                          -----------------------------------------------
                          Notary Public in and for State of
                                                            -------------
                          Printed Name of Notary:
                                                  -----------------------
                          My Commission Expires:
                                                 ------------------------


THE STATE OF TEXAS                   )
                                     )
COUNTY OF DALLAS                     )




     THIS INSTRUMENT was acknowledged before me on the 3rd day of May, 2002, by Eric Judd, a Senior Vice President of JPMorgan
Chase Bank, New York banking corporation, on behalf of said corporation.



                          -----------------------------------------------
                          Notary Public in and for State of
                                                            -------------
                          Printed Name of Notary: Toni O. Gant
                                                  -----------------------
                          My Commission Expires:  6/28/03
                                                  -----------------------



                                  Page 5 of 5